SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        12/25/02


Residential Asset Mortgage Products, GMACM Mortgage Loan Trust, Series 2002-J7 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On December 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        12/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D       12/25/02


GMACM Mortgage Loan Trust
  Series 2002-J7

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     December 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	20,000,000.00	19,777,553.68	245,193.61
A-2	7,499,999.00	7,405,326.25	104,353.96
A-3	20,000,000.00	19,716,253.25	312,762.60
A-4	26,613,000.00	26,613,000.00	0.00
A-5	843,370.00	843,370.00	0.00
A-6	57,250,000.00	57,250,000.00	0.00
A-7	620,000.00	620,000.00	0.00
A-8	32,435,937.00	32,435,937.00	0.00
A-9	33,436,000.00	33,436,000.00	0.00
A-10	35,204,521.00	35,204,521.00	0.00
A-11	15,000,000.00	14,803,010.78	217,133.28
A-12	167,290,480.00	165,525,568.82	1,945,390.44
A-13	10,000,000.00	9,858,134.42	156,372.71
A-14	30,000,000.00	29,683,500.61	348,864.52
A-15	412,063.00	412,063.00	0.00
A-16	2,130,000.00	2,130,000.00	0.00
A-17	125,000,000.00	123,484,692.64	1,670,262.21
PO	189,932.00	189,735.16	204.75
IO	593,996,949.00	589,450,603.36	0.00
M-1	8,400,000.00	8,392,128.60	7,940.89
M-2	3,600,000.00	3,596,626.54	3,403.24
M-3	2,100,000.00	2,098,032.15	1,985.22
B-1	1,200,000.00	1,198,875.51	1,134.41
B-2	900,000.00	899,156.64	850.81
B-3	1,214,465.00	1,213,326.96	1,148.09
R-1	50.00		0.00		0.00
R-2	50.00		0.00		0.00

Total	600,496,497.00	595,943,443.01	5,017,000.74

     Pass-Through Rate    Interest Distribution
A-1	5.75		94,767.44
A-2	8.5		52,454.39
A-3	5.5		90,366.16
A-4	5.5		121,976.25
A-5	5.68		3,991.95
A-6	5.75		274,322.92
A-7	5.75		2,970.83
A-8	5.75		155,422.20
A-9	5.75		160,214.17
A-10	5.75		168,688.33
A-11	5.75		70,931.09
A-12	5.75		793,143.35
A-13	5.75		47,236.89
A-14	5.75		142,233.44
A-15	0		0.00
A-16	5.75		10,206.25
A-17	5.625		578,834.50
PO	0		0.00
IO	0.518273	254,580.39
M-1	5.75		40,212.28
M-2	5.75		17,233.84
M-3	5.75		10,053.07
B-1	5.75		5,744.61
B-2	5.75		4,308.46
B-3	5.75		5,813.86
R-1	5.75		0.00
R-2	5.75		0.00

Total			3,105,706.67


            Ending Balance
A-1	19,532,360.06
A-2	7,300,972.29
A-3	19,403,490.66
A-4	26,613,000.00
A-5	843,370.00
A-6	57,250,000.00
A-7	620,000.00
A-8	32,435,937.00
A-9	33,436,000.00
A-10	35,204,521.00
A-11	14,585,877.50
A-12	163,580,178.38
A-13	9,701,761.71
A-14	29,334,636.09
A-15	412,063.00
A-16	2,130,000.00
A-17	121,814,430.43
PO	189,530.41
IO	584,440,663.62
M-1	8,384,187.71
M-2	3,593,223.30
M-3	2,096,046.93
B-1	1,197,741.10
B-2	898,305.83
B-3	1,212,178.87
R-1	0.00
R-2	0.00

Total	590,926,442.27


     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NUS7	12.2596807	4.738372235	976.6180031
A-2	36185NUT5	13.91386288	6.993920167	973.4631018
A-3	36185NUU2	15.63812989	4.518308037	970.1745328
A-4	36185NUV0	0		4.583333333	1000
A-5	36185NUW8	0		4.733333333	1000
A-6	36185NUX6	0		4.791666667	1000
A-7	36185NUY4	0		4.791666667	1000
A-8	36185NUZ1	0		4.791666667	1000
A-9	36185NVA5	0		4.791666667	1000
A-10	36185NVB3	0		4.791666667	1000
A-11	36185NVC1	14.47555185	4.728739554	972.3918333
A-12	36185NVD9	11.62881736	4.74111468	977.8212029
A-13	36185NVE7	15.63727071	4.723689411	970.1761715
A-14	36185NVF4	11.62881736	4.74111468	977.8212029
A-15	36185NVG2	0		0		1000
A-16	36185NVH0	0		4.791666667	1000
A-17	36185NVJ6	13.36209767	4.630675974	974.5154435
PO	36185NVK3	1.07801854	0		997.885622
IO	36185NVL1	0		0.428588719	983.9118948
R-1	36185NVM9	0		0		0
R-2	36185NVN7	0		0		0
M-1	36185NVP2	0.945344544	4.787176535	998.1175845
M-2	36185NVQ0	0.945344544	4.787176535	998.1175845
M-3	36185NVR8	0.945344544	4.787176535	998.1175845
B-1	36185NVS6	0.945344544	4.787176535	998.1175845
B-2	36185NVT4	0.945344544	4.787176535	998.1175845
B-3	36185NVU1	0.945344544	4.787176535	998.1175845

Total			8.354754383	5.171898064	984.0630965




Group 1
Cut-Off Date Balance					600,496,497.21

Beginning Aggregate Pool Stated Principal Balance	595,943,443.23
Ending Aggregate Pool Stated Principal Balance		590,926,442.43

Beginning Aggregate Certificate Stated Principal Balance595,943,443.02
Ending Aggregate Certificate Stated Principal Balance	590,926,442.28

Beginning Aggregate Loan Count				1418.00
Loans Paid Off or Otherwise Removed Pursuant to PSA	9.00
Ending Aggregate Loan Count				1409.00

Beginning Weighted Average Loan Rate (WAC)		6.51%
Ending Weighted Average Loan Rate (WAC)			6.51%

Beginning Net Weighted Average Loan Rate		6.26%
Ending Net Weighted Average Loan Rate			6.26%


Weighted Average Maturity (WAM) (Months)		354

Servicer Advances					0.00

Aggregate Pool Paid-in-fulls		3,959,540.10
Aggregate Pool Curtailment Principal	493,540.23
Pool Prepayment Rate			8.6151 CPR




Prepayment Compensation
Total Gross Prepayment Interest Shortfall	9,460.14
Compensation for Gross PPIS from Servicing Fees	9,460.14
Other Gross PPIS Compensation			0

Total Net PPIS (Non-Supported PPIS)		0



Master Servicing Fees Paid	114,694.77
Insurance Premium(s) Paid	3,502.86

Total Fees			118,197.63

Delinquency Information
Group 1


Delinquency			30-59 Days	60-89 Days	90+ Days
Scheduled Principal Balance	1930475.95	0.00		0.00
Totals 1930475.95
				30-59 	60-89	90+ 	Totals
Percentage of Total Pool Balance0.33%	0.00%	0.00%	0.33%
Number of Loans			4.00	0.00	0.00	4.00
Percentage of Total Loans	0.28%	0.00%	0.00%	0.28%

Foreclosure
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0.00%	0.00%	0.00%	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0.00%	0.00%	0.00%	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0.00%	0.00%	0.00%	0
Percentage of Total Pool Balance0.00%	0.00%	0.00%	0.00%
Number of Loans			0.00%	0.00%	0.00%	0.00%
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans				0
Percentage of Total Pool Balance			0.00%

Current Realized Losses					0
Additional Gains	(Recoveries)/Losses		0
Total Realized Losses					0



Subordination/Credit	Enhancement Information


Protection				Original	Current
Bankruptcy Loss				0.00		0.00
Bankruptcy Percentage			0.00%		0.00%
Credit/Fraud Loss			0.00		12,009,929.94
Credit/Fraud Loss Percentage		0.00%		2.03%
Special Hazard Loss			0.00		0.00
Special Hazard Loss Percentage		0.00%		0.00%

Credit Support				Original	Current
Class A					583,082,032.00	573,544,758.54
Class A Percentage			97.10%		97.06%

Class M-1				8,400,000.00	8,384,187.71
Class M-1 Percentage			1.40%		1.42%
Credit Support				Original	Current
Class M-2				3,600,000.00	3,593,223.30
Class M-2 Percentage			0.60%		0.61%

Class M-3				2,100,000.00	2,096,046.93
Class M-3 Percentage			0.35%		0.35%

Class B-1				1,200,000.00	1,197,741.10
Class B-1 Percentage			0.20%		0.20%

Class B-2				900,000.00	898,305.83
Class B-2 Percentage			0.15%		0.15%

Class B-3				1,214,465.00	1,212,178.87
Class B-3 Percentage			0.20%		0.21%




	Reserve Fund Information


ROUNDING ACCOUNT
			0
Beginning Balance
			0
Deposits
			0
Accrued Interest
			0
Withdrawals
			0
Ending Balance




        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Loan Trust
  Series 2002-J7


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA